UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 28, 2008

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

(Address of principal executive offices)

(441) 296-6395

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information in this Current Report, including the accompanying exhibit, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing.

On August 28, 2008, Marvell Technology Group Ltd. (“Marvell”) issued a press release regarding its financial results for its second fiscal quarter ended August 2, 2008. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Discussion of Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with GAAP, Marvell also reports adjusted net income and net income per share, referred to respectively as “non-GAAP net income” and “non-GAAP net income per share.” Non-GAAP measures exclude the effect of stock-based compensation, amortization of acquired intangible assets and restructuring costs.

Non-GAAP net income consists of net income (loss) excluding stock-based compensation expense as well as charges related to acquisitions and other charges and gains that are driven primarily by discrete events that management does not consider to be directly related to Marvell’s core operating performance. Non-GAAP net earnings per share is calculated by dividing non-GAAP net income by adjusted GAAP weighted average shares outstanding (diluted). For purposes of calculating non-GAAP earnings per share, the GAAP weighted average shares outstanding (diluted) is adjusted to exclude the potential benefits of compensation costs expected to be incurred in future periods, but not yet recognized in the financial statements.  The expected compensation costs are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method and also include the dilutive/antidilutive effects of warrants, common stock options and restricted stock.

Marvell believes that the presentation of non-GAAP net income and non-GAAP net income per share provides important supplemental information to management and investors regarding financial and business trends relating to its financial condition and results of operations. While Marvell uses non-GAAP financial measures as a tool to enhance its understanding of certain aspects of its financial performance, Marvell does not consider these measures to be a substitute for, or superior to, the information provided by GAAP financial measures. Consistent with this approach, Marvell believes that disclosing non-GAAP financial measures to the readers of its financial statements provides such readers with useful supplemental data that, while not a substitute for GAAP financial measures, allows for greater transparency in the review of its financial and operational performance. Marvell has chosen to provide this information to investors to enable them to perform comparisons of operating results in a manner similar to how Marvell analyzes its operating results internally. Management also believes that these non-GAAP financial measures may be used to facilitate comparisons of Marvell’s results with that of other companies in its industry.

Externally, management believes that investors may find Marvell’s non-GAAP net income information useful in their assessment of Marvell’s operating performance and the valuation of Marvell. Internally, Marvell’s non-GAAP net income and non-GAAP net income per share are used by management in the following areas:

•                  Management’s determination of pro forma EPS target-based stock-based bonus compensation for Marvell’s executive officers;

•                  Management’s evaluation of Marvell’s operating performance;

•                  Management’s establishment of internal operating budgets; and

•                  Management’s performance comparisons with internal forecasts and targeted business models.

Non-GAAP net income reflects net income adjusted by the exclusion of the following items:

•                  Stock-based compensation. Stock-based compensation relates primarily to employee stock options and restricted stock units issued. Stock-based compensation expense is a non-cash expense that is difficult to predict as its valuation is affected by changes in market forces, such as the price of Marvell’s common shares, which is not within the control of management. Accordingly, management excludes this item from its internal operating forecasts and models.

•                  Amortization and write-off of acquired intangible assets. Purchased intangible assets relate primarily to existing and core technology, and customer relationships of acquired businesses. Management considers these charges non-cash in nature and unrelated to Marvell’s core operating performance.

•                  Restructuring. Restructuring represents charges/losses that are not directly related to Marvell’s ongoing or core business results. Management regularly excludes such items from internal operating forecasts and models because they are not considered a core operating activity for Marvell and because the frequency and variability in the nature of the charges can vary significantly from period to period. Excluding this data provides investors with a basis to compare Marvell against the performance of other companies without this variability.

The calculation of non-GAAP net income per share is adjusted for the following item:

•                  Non-GAAP net income per share is calculated by dividing non-GAAP net income by non-GAAP weighted average shares (diluted). For purposes of calculating non-GAAP net income per share, the GAAP weighted average shares outstanding (diluted) is adjusted to exclude the potential benefits of SFAS 123R compensation costs expected to be incurred in future periods but not yet recognized in the financial statements. The expected compensation costs are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method. GAAP weighted average shares outstanding (diluted) also includes the dilutive/antidilutive effects of warrants, common stock options and restricted stock. Since Marvell’s non-GAAP net income does not reflect the effects of these compensation costs, management believes these amounts should not be applied to the repurchase of shares in calculating non-GAAP net income per share.

Non-GAAP net income and non-GAAP net income per share should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect all of the costs associated with the operations of Marvell’s business as determined in accordance with GAAP. As a result, you should not consider these measures in isolation or as a substitute for analysis of Marvell’s results as reported under GAAP. Marvell expects to continue to incur expenses similar to the non-GAAP adjustments described above, and exclusion of these items from Marvell’s non-GAAP net income should not be construed as an inference that these costs are unusual, infrequent or non-recurring. Some of the limitations in relying on non-GAAP net income and non-GAAP net income per share are:

•                  Non-GAAP net income does not account for stock compensation expense related to equity awards granted to Marvell’s employees. Marvell’s stock incentive plans are important components of its employee incentive compensation arrangements and are reflected as expenses in Marvell’s GAAP results under SFAS 123R, effective as of January 29, 2006. Prior to the adoption of SFAS 123R, Marvell’s GAAP results reflect stock compensation expense under Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” and related guidance.

•                  While amortization of purchased intangible assets does not directly affect Marvell’s current cash position, such expense represents the declining value of the technology and other intangible assets that Marvell has acquired over their respective expected economic lives. The expense associated with this decline in value is excluded from the non-GAAP net income presentation, and therefore non-GAAP net income does not reflect the costs of acquired intangible assets that supplement Marvell’s research and development efforts.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

99.1                           Press Release dated August 28, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 28, 2008

MARVELL TECHNOLOGY GROUP LTD.

By:	/s/ Clyde Hosein
Clyde Hosein
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 28, 2008.